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                                                                Exhibit 10.61


VLSI Confidential

Technology License


This Agreement, entered into as of 15th day of September, 1993 ("Effective Date") by and between VLSI Technology, Inc., with offices at 1109 McKay Drive, San Jose, California 95131, ("VLSI") and COMPAQ Computer Corporation, with offices at 20555 S.H. 249, Houston, Texas, 77070, ("COMPAQ").

Whereas, COMPAQ has specified certain functional elements of a personal computer system logic and peripheral logic designs meeting the general specifications to be set forth in Exhibit A hereto (hereinafter "TECHNOLOGY'); and

Whereas, COMPAQ has agreed to license such TECHNOLOGY which may be incorporated into VLSI Products that are designed for sale to the merchant market; and

Whereas, VLSI desires to license the TECHNOLOGY which may be incorporated into VLSI Products which are to be sold on the merchant market,

Whereas, VLSI may incorporate all or part of the TECHNOLOGY as an element in VLSI Products, amd market such Products in significant quantities to COMPAQ and third parties; and

Now therefore, the parties hereto agree as follows:

1. Design Responsibilities

1.1 VLSI and COMPAQ agree to use their respective best efforts to transfer the TECHNOLOGY specified in Exhibit A to VLSI, and perform the activities set forth in the Statement of Work attached hereto as Exhibit B, and to complete each such activity by the Agreed Completion Date set forth in Exhibit B. Any documents listed as reference documents in Exhibit A (e.g., tasks, description of training, or special requirements) shall be deemed incorporated herein, but only to the extent such documents are not in conflict with other terms of this Agreement.

1.2 At VLSI's request, and within [           ] of VLSI's request, COMPAQ
agrees to meet with VLSI representatives and provide its input to VLSI on a TECHNOLOGY Specification and any other similar technical documents that VLSI has prepared.

1.3 COMPAQ further agrees to schedule telephonic meetings and conference calls
with VLSI within [         ] of VLSI's request to discuss COMPAQ's comments
and/or input to a TECHNOLOGY Specification.

1.4 COMPAQ agrees to review each revision of the TECHNOLOGY Specification
within [          ] (hereafter "Approval Cycle") of its submittal by VLSI and provide VLSI with its detailed snd substantive comments during the Approval
Cycle.

1.5 COMPAQ agrees to assist VLSI with validation, testing, and debugging of the specified functionality and PC compatibility of the TECHNOLOGY. Testing

[     ] Text omitted - CONFIDENTIAL TREATMENT REQUESTED - Indicates text for which confidential treatment has been requested and that has been omitted and filed separately with the Commission.